November 7, 2024

BNY Mellon U.S. Mortgage Fund, Inc.

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's Summary Prospectus and Prospectus:

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") has engaged its affiliate, Insight North America LLC ("INA"), to serve as the sub-adviser to BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund"), pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between BNYM Investment Adviser and INA, with respect to the Fund. INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the Fund's assets pursuant to the Interim Sub-Advisory Agreement. INA is an indirect wholly-owned subsidiary of BNY and is registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of June 30, 2024, INA had approximately $142.5 billion of assets under management. (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)

Robert Bayston is the Fund's primary portfolio manager, a position he has held since November 1, 2024. Mr. Bayston is Head of U.S. Government and Mortgage Portfolios at INA and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been employed by INA (or a predecessor firm) since September 2001. Mr. Bayston was the Fund's primary portfolio manager from April 2006 to December 2016.

The Fund's Board has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and BNY Mellon Core Plus Fund (the "Acquiring Fund"), a series of BNY Mellon Absolute Insight Funds, Inc. The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares to holders of the corresponding class of Fund shares (with holders of Class Z shares of the Fund to receive Class A shares of the Acquiring Fund) and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of December 9, 2024 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 13, 2025. If the Agreement is approved, the Reorganization will be consummated on or about March 28, 2025.

In anticipation of the Reorganization, effective on or about December 13, 2024 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

• Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNYM Investment Adviser and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

• Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

• Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to the Fund's shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters related to the Reorganization. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

0265STK1124

November 7, 2024

BNY MELLON U.S. MORTGAGE FUND, INC.

Supplement to Current Statement of Additional Information ("SAI")

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") has engaged its affiliate, Insight North America LLC ("INA"), to serve as the sub-adviser to BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund"), pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between BNYM Investment Adviser and INA, with respect to the Fund.

The Fund's Board has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and BNY Mellon Core Plus Fund (the "Acquiring Fund"), a series of BNY Mellon Absolute Insight Funds, Inc. The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares to holders of the corresponding class of Fund shares (with holders of Class Z shares of the Fund to receive Class A shares of the Acquiring Fund) and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of December 9, 2024 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 13, 2025. If the Agreement is approved, the Reorganization will be consummated on or about March 28, 2025.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to the Fund's shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters related to the Reorganization. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

Information with respect to Amherst Capital Management LLC is deleted from the SAI.

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The following information supersedes and replaces the information in the section of the SAI entitled "Certain Portfolio Manager Information" with respect to the Fund:

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Robert Bayston[1]	0	$0	0	$0	33	$2.2B

1	Mr. Bayston's information is as of August 31, 2024.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Robert Bayston[1]	N/A	None	$0

1       Mr. Bayston's information is as of August 31, 2024.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Robert Bayston[1]	BNYMUSMF	None

1	Mr. Bayston's information is as of August 31, 2024.
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